UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
(Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
(Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2022

Date of reporting period:  03/31/2022

Item 1. Reports to Stockholders.

(a)

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund

Semi-Annual Report
March 31, 2022

Intrepid Capital Fund

April 1, 2022

Mark F. Travis, President/C.E.O.

PERFORMANCE
	Total Return as of March 31, 2022
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	01/03/05	-4.13%	-4.13%	2.74%
Intrepid Capital Fund – Inst.	04/30/10	-4.05%	-4.05%	3.06%
Bloomberg Combined 1-5Yr		-4.08%	-4.08%	7.67%
S&P 500 Index		-4.60%	-4.60%	15.65%

	Average Annualized Total Returns
	as of March 31, 2022
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	6.13%	2.80%	4.73%	5.70%
Intrepid Capital Fund – Inst.	6.41%	3.06%	4.98%	5.45%
Bloomberg Combined 1-5Yr	11.91%	10.28%	9.38%	7.36%^
S&P 500 Index	18.92%	15.99%	14.64%	10.20%^

^
Since Inception returns are as of the Fund’s Investor Class inception date.  Since the inception date of the Institutional Class, the annualized return of the Bloomberg Combined 1-5Yr is 9.25% and S&P 500 Index is 14.15%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost.  Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND.  The Fund imposes a 2% redemption fee on shares held for 30 days or less.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

Per the Prospectus dated January 31, 2022, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.82% and for the Intrepid Capital Fund-Institutional Share Class is 1.57%.  The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2023, such that the total operating expense for the Capital Fund-Investor Share Class is 1.15% and for the Capital Fund-Institutional Share Class is 1.15%.  The Capital Fund may have

Intrepid Capital Fund

Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.40%.  The Net Expense for the Capital Fund-Institutional Share Class is 1.15%.  The Net Expense Ratio represents the percentage paid by investors.  Otherwise, performance shown would have been lower.

April 1, 2022

“Inflation is always and everywhere a monetary phenomenon in the sense that it is and can be produced by a more rapid increase in the quantity of money than in output.”
—Milton Friedman

Dear Fellow Shareholders,

For the six months since our last shareholder letter of 10/1/21, the Intrepid Capital Fund had a return of -0.47%, which shouldn’t cause you too much eye strain as the return for this period is barely discernible – but nonetheless slightly negative for the period.

To show you the contradictions we are confronting as we navigate the capital markets, the Bloomberg Government/Credit Bond Index fell -6.16% and the S&P 500 stock index rose 5.92% over the same six month period.  As a 38-year participant in the capital markets, I find these short-term (6 months) outcomes to be incongruous.

I say this as I feel certain that you have heard the phrase “don’t fight the Fed” in financial commentary.  Well, the “Fed” made its first move since the fourth quarter of 2018 in an attempt to remove liquidity from the financial system, now that it is abundantly clear they have had rates too low for too long.

As the Intrepid Capital Fund invests across a broad array of both stocks and bonds, it should not be too surprising that the performance of the Fund is between that of both stock and bond indexes.  With the current run rate of inflation north of 7% along with the Federal Reserve Board of Governors broadcasting a 50 basis points increase at their May meeting, the math is not looking good for what I generally call “long duration” investors, whether they are in the stock or bond market.

Top Ten Holdings	(% of Net Assets)

Berkshire Hathaway – Class B	5.5%
Alphabet Inc – Class A	4.1%
Verano Holdings, 9.750%, 05/20/2023	3.9%
Dollar General Corp.	3.8%
WNS Holdings Ltd.	3.5%
FRP Holdings Inc.	3.4%
Great Western Petroleum,12.000%, 09/01/2025	3.3%
Dropbox Inc. – Class A	3.2%
Consolidated Tomoka Land
3.875% 09/01/2025	3.1%
Take-Two Interactive Software, Inc.	3.0%

Top ten holdings are as of March 31, 2022. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Capital Fund

Duration is simply the weighted average of expected cash flows from an investment by year.  This is most commonly applied to the bond market as a way to assess interest rate risk.  The general assumption is a 1% rise in interest rates multiplied by a security’s duration equals the amount of expected capital loss.

This math generally held true for the first quarter of 2022 as the Bloomberg Government/Credit Bond Index lost -6.33% as rates moved up 1%, and that loss roughly matched the duration of the index (~6 years).

I don’t want to go to far down the rabbit hole of bond math here, but the takeaway is the headwind of higher interest rates has negatively impacted the bond market and is having similar effects on the more speculative parts of the equity markets.  Those companies that are not cash-generative and unprofitable, with only hopes of positive cash flow far out into the future, have seen considerable markdowns in their share prices over the past six months.  A couple of examples:

•	In August 2021, Zoom (ZM) traded for $400/share and today trades for $125/share

•	In September 2021, Docusign (DOCU) traded north of $300/share and today trades for $110/share.

The good news here is although we haven’t shown any forward progress in the last six months, I feel pretty good as we enter this new paradigm of investing with multiple rate increases in the forecast and the volatility we have already experienced so far in 2022.  The reason for my confidence is centered around our preference for shorter duration investments – both bond and stock alike.

In addition, I feel certain the investment team here will be able to source attractive long-term investments if prices drop from here.

Thank you for your continued support.  If there is anything we can do to serve you better, please do not hesitate to give us a call.

Top Contributors (Calendar Q1 2022)	Top Detractors (Calendar Q1 2022)
Berkshire Hathaway (BRK/B)	Copart Inc (CPRT)
Great Western Petroleum 12% 09/01/2025	Interactive Corp (IAC)
Consolidated Tomoka Land 3.875% 05/14/25	Accenture PLC (CAN)
Civitas Resources (CIVI)	Trulieve Cannabis (TRUL CN)
Ayr Wellness 12.5% 12/10/24	The TJX Companies (TJX)

Best regards,

Mark F. Travis
Intrepid Capital Fund Portfolio Manager

Intrepid Capital Fund

Mutual Fund investing involves risk.

All investments involve risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government-related bonds, and investment-grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The Bloomberg Combined 1-5Yr consists of an unmanaged portfolio of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg US Government/Credit 1-5Yr Index.  The Bloomberg Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg US Aggregate Bond Index.  The US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.  You cannot invest directly in an index.

Basis points refers to a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Cash flow refers to the net amount of cash and cash equivalents being transferred in and out of a company.

Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

April 1, 2022

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Endurance Fund	Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

PERFORMANCE
	Total Return as of March 31, 2022
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Endurance Fund - Inv.	10/03/05	-11.03%	-11.03%	-13.55%
Intrepid Endurance Fund - Inst.	11/03/09	-11.00%	-11.00%	-13.40%
Morningstar Small Cap Index		-6.18%	-6.18%	-2.29%

	Average Annualized Total Returns
	as of March 31, 2022
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Endurance Fund - Inv.	6.12%	3.38%	3.46%	6.87%
Intrepid Endurance Fund - Inst.	6.36%	3.59%	3.71%	5.53%
Morningstar Small Cap Index	11.46%	9.40%	10.94%	8.95%^

^	Since Inception returns are as of the Fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the Morningstar Small Cap Index is 12.63%.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost.  Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND.  The Fund imposes a 2% redemption fee on shares held for 30 days or less.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

Per the Prospectus dated January 31, 2022, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.74% and for the Intrepid Capital Fund-Institutional Share Class is 1.52%.  The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2023, such that the total operating expense for the Endurance Fund-Investor Share Class is 1.30% and the Endurance Fund-Institutional Share Class is 1.15%.  The Endurance Fund

Intrepid Endurance Fund

may have Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  As a result of the calculations, the Net Expense for the Endurance Fund-Investor Share Class is 1.31%.  The Net Expense for the Endurance Fund-Institutional Share Class is 1.16%.  The Net Expense Ratio represents the percentage paid by investors.  Otherwise, performance shown would have been lower.

April 1, 2022

Dear Fellow Shareholders,

After rallying for 7 consecutive quarters, stocks (as measured by the S&P 500) recorded their first quarterly loss since the COVID crash of Q1 2020.  There was good reason for investors to be more cautious, as the quarter had a little bit of everything: continued surging inflation, expectations of a more hawkish Fed, concerns of slowing economic growth, and heightened geopolitical risk following Russia’s invasion of Ukraine.

Still, it’s hard to say there is much fear in the markets today, as the Dow Jones Industrial Average and S&P 500 indices both ended the quarter within 6% of their all-time highs.

For the quarter ended March 31, 2022, the Intrepid Endurance Fund returned -11.03%, compared to a return of -6.18% for the Fund’s benchmark Morningstar Small Cap Index.  This underperformance is disappointing, particularly given the Fund’s historical tendency to outperform during periods of falling prices.

For the six months ended March 31, 2022, the Intrepid Endurance Fund returned -7.82% versus -2.67% for the Fund’s benchmark Morningstar Small Cap Index.

We have written in prior letters that the Fund will tend to be more fully invested going forward when compared to its history, and that exposure will be more concentrated in companies we believe have sustainable competitive advantages that are driving structural market share growth.  While we expect this approach to work well over multi-year periods, it has not served us well in the past few quarters.  Although we were pleased with the operating results and outlooks for the companies that the Fund owns, we fell victim to violent sector and factor rotations during the quarter, and many of our faster-growing holdings saw their multiples compress.  We have made a few minor adjustments to our positioning, but our overall posture and strategy remains consistent.

Positioning

Perhaps the most notable development during the quarter was the continued increase in inflation, and the risk that poses to the ultra-loose monetary policy the US has enjoyed during most of the last decade.  Instead of abating, as many market

Intrepid Endurance Fund

commentators predicted, inflation accelerated higher, ending the quarter with the highest recorded change in Consumer Price Index (CPI) since 1981! Recent results of the businesses we follow confirm this trend, as nearly every single one is raising prices to combat their swelling input costs.

We’re not sure what the path of inflation is from here, but we do believe the risk of “higher for longer” has increased since the last time of our last commentary.  Accordingly, we have tweaked the portfolio by (1) reducing exposure to positions we anticipate to fare worse in a more inflationary environment, and (2) slightly increasing the amount of cash in the portfolio.  Regarding the former, we sold Camping World Holdings (CWH) and Naked Wines (WINE LN), two recent additions to the Fund, early during the quarter.  We think both are good businesses and are open to owning them again at more attractive valuations.  The Fund ended the quarter with a cash level of 8%.  In the event of more volatility, we hope to deploy that into attractive opportunities.

On the other hand, we increased exposure to businesses whose stocks were punished due to supply chain issues we believe are temporary, but who are seeing very strong demand.  Notable examples included the technology hardware companies Fabrinet (FN) and Silicom (SILC).  To a lesser extent, it also included homebuilder LGI Homes (LGIH).  We view the Fund’s long-term perspective as one of its key advantages, and are confident betting that supply chains will eventually recover and that companies with structural demand growth will disproportionately benefit.

We made two notable sales during the quarter:

•
Take Two Interactive (TTWO) – a leading video game publisher which the Fund owned for several years.  During the quarter, the company announced the acquisition of a mobile game developer called Zynga (ZNGA).  While we remain very bullish on TTWO, the market cap after the acquisition (which included stock) made the holding too large for a small cap-focused Fund and we sold soon after the announcement.

•
IAA Inc.  (IAA) – IAA reported results in February and issued guidance for 2022 that included a decline in profitability.  The drivers of the tough outlook were both market share losses to a better-executing competitor and higher operating costs.  For a business that should benefit both from improved execution after spinning out of its parent company and its pricing power, we lost a good deal of confidence in the management team.  We continue to like the fundamentals of IAA’s industry (salvage auto) and business, and will continue to follow it to see if new management can put it on a better track.

The only major new position purchased by the Fund was Atento SA (ATTO).  Atento is the leading business process outsourcer in South America and is in the late stage of a turnaround following the implementation of new management in 2019.  The company has experienced accelerated top line growth and significant margin

Intrepid Endurance Fund

expansion the last several years, yet still trades at a low valuation due to investors’ disregard for the more volatile Latin American economies as well as a very illiquid stock.  The illiquidity is driven by an unusual shareholder base, with roughly two-thirds of the shares held by institutional credit investors.  These controlling shareholders have a lock-up that expires in Q2 2022 and there was recently a news story that they have hired an investment bank to evaluate strategic alternatives for the company.  We have invested in ATTO due to its improved operating results and cheap valuation, but would not be disappointed if the company was sold to a strategic or financial buyer.

Top Ten Holdings	(% of Net Assets)

Civitas Resources, Inc.	7.2%
WNS Holdings Ltd	5.2%
Franklin Covey Co.	5.0%
Green Thumb Industries, Inc.	4.3%
Skechers USA Inc. – Class A	4.2%
Conduent Inc.	4.2%
Dropbox Inc. – Class A	4.2%
Becle SAB DE CV	4.1%
Hilltop Holdings, Inc.	4.0%
Silicom Ltd	4.0%

Top ten holdings are as of March 31, 2022. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Contributors & Detractors

The largest detractors to performance were:

•
LGI Homes (LGIH) – Homebuilder stocks such as LGIH were brutalized during the quarter, as rising interest rates and materials costs led to affordability concerns.  We take a longer-term perspective on the housing market, and believe there is a shortage of homes resulting from years of underbuilding.  We think LGIH is one of the best builders in the industry and has the potential to continue gaining market share.  The Fund purchased additional shares following the decline in share price.

•	Green Thumb Industries (GTBIF) and Trulieve (TRUL CN) – Both are companies in the cannabis industry, discussed in more detail below.

The top contributors to performance were:

•
Civitas Resources (CIVI) – Civitas is a leading oil and natural gas producer in Colorado.  It’s Board of Directors did a masterful job merging with peers to build scale while energy prices were low, and today has a pristine balance sheet, tons of free cash flow, and is returning most of that cash to investors quickly.  With rising oil and gas prices during the quarter, Civitas’ stock was a beneficiary as investors begin to price in higher commodity prices.

•
Atento SA (ATTO) – A new position (as described above), a news story suggesting that Atento had hired advisers to evaluate strategic alternatives came out after we initiated our position, sending the shares higher.

•
iShares Gold Trust (IAU) – The Fund has held a small position in this gold ETF for several years as a hedge against unfavorable outcomes resulting from what we viewed as extreme monetary policy from the Federal Reserve.  The price of gold rose during the quarter mostly due to rising inflation.

Intrepid Endurance Fund

Cannabis Positions

It was another frustrating quarter to be a cannabis investor, as these positions once again significantly underperformed the broader indices.  Unfortunately, these stocks continue to trade almost entirely based on expectations of regulatory change instead of their fundamentals.  Institutional investors have still had a tough time entering the industry, which has created some of the most inefficiently priced securities we have come across.  We think two recent examples highlight this inefficiency:

1)
The interest rates that cannabis companies pay on their debt have come down significantly over the last year.  In a normally functioning industry, we would expect this decline in cost of capital to translate to higher equity prices.  Instead, the opposite has been true for cannabis equity prices over the last year.  In the 25 years that Intrepid has studied the capital markets, we cannot ever recall such a phenomenon.

2)
A news outlet reported on March 24 that the US House of Representatives would soon be voting on the MORE Act – a bill to decriminalize marijuana.  US cannabis stocks initially rallied on the news, before ending the day roughly flat.  Canadian cannabis stocks, on the other hand, surged! Canadian stocks such as Tilray, Sundial and Aurora were up 22%, 23% and 11%, respectively, on the day.  Importantly, this legislation would have virtually no impact on the Canadian companies! Investors did not care, however, mistaking them for US cannabis companies and sending the stocks rocketing higher.

It’s likely that some type of regulatory change (perhaps banking reform) will be the catalyst that allows a wider pool of investors to access the industry, which we think will create capital inflows and a re-rating of multiples.  The Senate is expected to introduce a sweeping legalization bill in April.  While most do not believe the bill has enough support to pass, many industry insiders think key senators would then pivot to focus on reform that is easier to pass.  Although we do not have a strong view on the timing of such legislation, we strongly believe it is a matter of “when” and not “if.”

We continue to remain very bullish on the cannabis businesses that the Fund owns, believing that the incredible growth in demand, government-restricted supply, and cheap EBITDA multiples will ultimately result in attractive prospective returns for the Fund.  However, we have allowed the Fund’s exposure to this industry to shrink as prices have come down.  Despite the seemingly more attractive valuations, we recognize that this industry trades very unconventionally and we would like to reduce concentration risk ahead of upcoming developments on the regulatory front.  The Fund ended the quarter with 11.7% invested in the cannabis industry, which is split between three companies which we view as the highest quality businesses in the industry.

Intrepid Endurance Fund

Outlook

Although it was a slower than expected start, we remain optimistic about the remainder of the year.  The Fund has concentrated exposure to companies that we believe have significant competitive advantages, talented management teams, strong balance sheets, and trade at reasonable valuations.  We remain laser focused on identifying the best small cap opportunities that share these characteristics instead of trying to predict which sectors will be in favor next quarter or the direction of macroeconomic indicators.  Over longer-term periods, we expect this to produce attractive risk-adjusted returns.

Thank you for your trust and investment.  Our capital is invested alongside yours in the Fund and we remain very optimistic about its future.

Matt Parker, CFA, CPA	Joe Van Cavage, CFA
Intrepid Endurance Fund	Intrepid Endurance Fund
Co-Portfolio Manager	Co-Portfolio Manager

Past performance is not a guarantee of future results.

Mutual Fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  You cannot invest directly in an index.

The Dow Jones Industrial Average (DJIA), also known as the Dow 30, is a stock market index that tracks 30 large, publicly-owned blue-chip companies trading on the New York Stock Exchange (NYSE) and Nasdaq.

The S&P 500 Index, or Standard & Poor’s 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Cash flow refers to the net amount of cash and cash equivalents being transferred in and out of a company.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of a company’s overall financial performance and is used as an alternative to net income in some circumstances.

The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

April 1, 2022

Mark F. Travis, President/C.E.O.	Hunter Hayes, CFA
Income Fund Co-Portfolio Manager	Income Fund Co-Portfolio Manager

PERFORMANCE
	Total Return as of March 31, 2022
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Income Fund – Inst.^	08/16/10	0.16%	0.16%	5.85%
Bloomberg USGov/Cred 1-5Y		-3.45%	-3.45%	-3.84%
Bloomberg US Agg Bond Index		-5.93%	-5.93%	-4.15%

	Average Annualized Total Returns
	as of March 31, 2022
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Income Fund – Inst.	7.01%	5.28%	4.03%	4.37%
Bloomberg USGov/Cred 1-5Y	1.14%	1.42%	1.36%	2.45%
Bloomberg US Agg Bond Index	1.69%	2.14%	2.24%	3.65%

^
Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 (Since Inception) reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.

Effective January 31, 2014, the Investor Class shares of the Fund were closed, and any outstanding Investor Class shares were converted into Institutional Class shares.

Performance data quoted represents past performance and does not guarantee future results.

Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost.  Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND.  The Fund imposes a 2% redemption fee on shares held for 30 days or less.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

Per the Prospectus dated January 31, 2022, the annual operating expense (gross) for the Intrepid Income Fund-Institutional Share Class is 1.05%.  The Fund’s Advisor has contractually agreed to reduce its fees and/or reimburse expenses until January 31, 2023 such that total operating expense for the Income Fund-Institutional Share Class

Intrepid Income Fund

is 0.90%.  The Income Fund may have Net Expense higher than the expense cap as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  As a result of the calculations, the Net Expense for the Income Fund-Institutional Class is 0.92%.  The Net Expense Ratio represents the percentage paid by investors.  Otherwise, performance shown would have been lower.

30-Day Subsidized SEC Yield: 6.63%; 30-Day Unsubsidized SEC Yield: 6.56%

April 1, 2022

Dear Fellow Shareholders,

There was nowhere to hide for investors in the first quarter of 2022.  We witnessed a pernicious combination of accelerating inflation and rising rates that dented every major asset class.  Income-oriented investors were especially affected by the rise in the cost of borrowing, which skewered long-duration bonds.  Treasuries and investment-grade bonds sold off significantly more than junk bonds, and even equity indices, as investors repositioned for the end of an overly accommodative Federal Reserve.

It turns out that low-single-digit coupons on long-dated fixed income securities are not especially attractive in a normalized environment.  Take Google’s 2.25% Senior Unsecured Bond due in 2060.  These bonds were issued in August 2020 when the 30-year Treasury was yielding a measly 1.25%.  The chart to the left highlights how brutal duration risk can be.  These bonds have sold off over 30% since issuance as rates have moved higher.

Our last several commentaries have outlined the peril of long-duration assets and what might happen if/when inflation spurs the Federal Reserve to act.  Fed fund futures are now predicting an effective rate of 2.735% by the end of the year

Intrepid Income Fund

compared to an effective rate of just 0.33% today.  It is hard for us to imagine anything but pain for fixed income indices if rates move that much that quickly.

We wish we could predict with certainty what will happen next.  Perhaps inflation has already peaked and now is a great time to buy long-duration assets.  Or perhaps inflation continues to accelerate, and we are headed for a recession as stimulus from the pandemic wears off and businesses fail to pass along higher input costs.  We believe that the Intrepid Income Fund (the “Fund”) is well positioned for either scenario.

The primary goal of the Fund is to make money in any environment.  To that end, we are pleased to have gained 0.16% for the quarter ended March 31, 2022.  We accomplished this result through a mixture of careful underwriting and a focus on short-duration credits that are not as susceptible to the duration risk we discussed in the introduction.  We detail specific contributors and detractors for the Fund later in the commentary.

The beauty of our strategy is that we are constantly able to redeploy capital from maturing securities into the market.  For instance, we expect nearly 1/3 of the Fund’s current positions to be called or to mature before the end of 2022.  In a rising rate environment, this liquidity allows us to take advantage of more attractive prices on bonds as yields increase and prices fall.  Hence, we expect to continue enhancing the Fund’s yield profile to keep up with inflationary pressures.

At the end of the first quarter, the yield-to-worst on the Fund was 7.44%, nearly 200 basis points higher than at the end of the prior quarter.  Combined with our emphasis on smaller issue sizes, our strict underwriting criteria, and our short duration bias, we believe we are tailor-made for this environment.

Top Ten Holdings	(% of Net Assets)

Apollo Co. Real Estate, 08/23/2022, 4.750%	5.8%
Great Western Petroleum, 09/01/2025, 12.0%	4.9%
Battle Motors, Inc., 11/24/2024, 6.500%	4.4%
Turning Point Brands, 2/15/2025, 5.625%	4.4%
Trulieve Cann., 10/06/2026, 8.000%	4.3%
Exterran Energy, 5/01/2025, 8.125%	4.3%
Gage Growth Corp., 11/30/2022, 10.250%	4.2%
EZCORP, 5/01/2025, 2.375%	4.1%
PBF Logistics, 5/15/2023, 6.875%	3.9%
Targa Resources Perf., 9.500%	3.7%

Top ten holdings are as of March 31, 2022. Fund holdings are subject to change and are not recommendations to buy or sell any security.

Intrepid Income Fund

The chart below shows how our Fund’s metrics compare to various fixed income benchmarks.

Outside of the Fund, fixed income performance in the first quarter was down across the board.  The duration-heavy Bloomberg US Aggregate Bond Index (the “Bloomberg Aggregate Index”) dropped -5.93% for the quarter ended March 31, 2022 and the ICE BofAML US Corporate Index (the “Corporate Index”) returned -7.74% over the same period.  Riskier debt also suffered, with the ICE BofAML High Yield Index (the “HY Index”) losing -4.51% in the quarter.  Even the shorter-duration Bloomberg US Govt/Credit 1-5 Year Total Return USD Index (the “1-5 Year TR Index”) lost -3.45% over the same period.

We also report semiannual results given the Fund’s 9/30 fiscal year end.  For the first six months of the Fund’s fiscal year, the Fund gained 1.51%.  This compares to a loss of -5.92% for the Bloomberg Aggregate Bond Index and a loss of -7.48% for the Corporate Index.  The 1-5 Year TR Index lost -4.15% and the HY Index lost -3.89% over the same period.

Our performance vs.  benchmarks is summarized in the table below.

The Fund’s success during the first calendar quarter was primarily attributable to idiosyncratic security performance, but we also benefited from our lack of exposure to longer duration credits.  Our top contributors for the three months ended 3/31/2022 included:

•	ZEV 7.5% due 5/15/2024 – Lightning eMotors Inc. is an electric vehicle company with a very peculiar busted convertible bond. The company

Intrepid Income Fund

emerged from a special purpose acquisition company (SPAC) in May 2021, which is when the convert was issued, and the stock quickly deteriorated as SPACs broadly fell out of favor.

Although ZEV is not the sort of company we typically lend to, we recognized that the Colorado-based manufacturer was flush with cash, had an impressive backlog with blue-chip counterparties, and had massive equity backers like BP Technology Ventures (the venture capital arm of BP), which made it unlikely to default on its debt.  We began purchasing the converts at 70 cents on the dollar, which equated to a very juicy yield of over 20%.

Shortly after we started buying a position, the company announced a large deal with Forest River, a Berkshire Hathaway company, that sent the stock soaring.  The converts quickly traded up.  Luckily for us, ZEV’s stock has been volatile enough over the past few months that we have opportunistically built a larger position in the converts with a cost basis below 80 cents on the dollar.

The company continues to carry nearly $200 million of cash on its balance sheet against the ~$88 million outstanding on this convertible note.  We like the fact that the indenture for this note has some protections that are not normally found in a convert, like a negative pledge that restricts the company from borrowing any more debt, and a make-whole feature that allows us to convert the note early with a hefty cash premium from the company.  Given how soon these notes mature, we are confident that the company will find a way to refinance them.

We will consider adding to our small position in this quirky convert if the company continues its positive fundamental trajectory.

•
GRTWST 12% due 9/01/2025 – We have written at length in previous commentaries about our affinity for the debt of Great Western.  No issuer has contributed more to the Fund’s performance over the past few years.  Unfortunately, it seems our favorite driller’s legacy of creating value for the Fund will end towards the close of this Summer.

PDC Energy announced it is purchasing GRTWST for $1.3 billion and expects to close on the deal by the end of the 2nd quarter.  It is likely that PDC will refinance GRTWST’s bonds upon closing, which means we could get as high as 113 cents on the dollar for a bond that was issued at 97.5 cents on the dollar a little over a year ago and clipped 12% coupons in between.  We see very little risk of the deal not getting done

We have enjoyed nearly a 35% weighted-IRR across two separate issues since first purchasing GRTWST bonds. We will be sad to see these go.

•	PBFX 6.875% due 5/15/2023 – PBFX continues to march closer to a refinancing, which we believe will happen before the end of the Summer. The

Intrepid Income Fund

logistics company is a free cash flow machine and has done a nice job paying down its revolver in front of these notes coming due.  Nothing special caused these notes to trade up during the quarter, but we believe the market is starting to reward free cash flow generators against the backdrop of a rising rate environment.

Both ZEV and GRTWST were also top contributors for the six months ended 3/31/2021, along with:

•
TK 5% due 1/15/2023 – Similar to GRTWST, Teekay Corporation has created a lot of value for the Fund over the past couple of years.  In January, the company announced a tender offer for these convertible notes that was too good to pass up.  We received 102 cents on the dollar for a security we started accumulating for 80 cents on the dollar a couple of years ago.

Our top detractors for the three-month period ended 3/31/2021 all had one thing in common: a longer-dated maturity.  Although the vast majority of the Fund’s holdings are concentrated in short duration credits, we occasionally lend to exceptional companies for longer periods of time.  These positions included:

•
CNSL 5% due 10/01/2028 – Consolidated Communications Holdings, Inc.  is in the middle of an expensive buildout of its fiber network.  We believe in the long-term strategy of the company, and we like the fact it is backed by a strong private equity partner in Spotlight, but the duration risk for these notes was too great for us to hold onto them.  We sold out of this position completely during the quarter after suffering a modest loss.

•
LGIH 4% due 7/15/2029 – We have written in previous commentaries about why we like LGI Homes, Inc.  We believe this company is helping to address the shortage of affordable housing that our country faces.  However, the double whammy of a long-dated bond and a business that is susceptible to rising mortgage rates make this position too risky for the Fund.  We sold out of LGIH completely during the quarter at a loss but will look to add back to this position if the yield becomes attractive enough.

•
RAX 5.375% due 12/01/2028 –Rackspace Technology, Inc.  is generating decent free cash flow that it is using to improve its balance sheet and it only has modest capital expenditure needs.  Unfortunately, the bonds for this informational technology services company were long-dated enough to get whacked by the sell-off in duration.  We quickly trimmed this position in half during the quarter after suffering a modest loss and have watched the bonds continue to move lower.  We will consider adding back to this position as the yield on the notes moves closer to double-digit territory given that we love the underlying business.

Both CNSL and RAX were also top detractors for the six months ended 3/31/2021, along with:

Intrepid Income Fund

•
TPB 5.625% due 2/15/2026 – We have discussed Turning Point Brands, Inc.  extensively in previous commentaries.  These senior secured bonds are well covered by the underlying tobacco business (Stoker’s), which we believe should continue to generate gobs of cash flow in any economic environment.  Over the last year, TPB has experienced changes in the c-suite which has led to the stock selling off.  The new CEO, Efremov Yavor, responded by purchasing some shares in the open market.  We believe the bonds have suffered from being slightly longer dated, but we remain confident in the company’s long-term trajectory and have been adding to our position in the mid-90s.

The Income Fund had four corporate bond positions that were called or matured in the first calendar quarter.  We were very active in reducing or selling out of positions as they hit our internal yield bogey, or presented too much duration risk, completely exiting ten of our holdings.  The proceeds from the bonds that were called, sold, or matured were redeployed into a mixture of existing positions and new positions, including:

•
ESICN 9.25% due 4/15/2024 (Owned Previously) – We have written at length about Ensign Energy Services, Inc.  in previous commentaries.  We first purchased these bonds when they were issued in the primary market in early 2019.  Not long afterwards, oil prices began to deteriorate, and we quickly trimmed our exposure to oil field services, exiting ESICN completely.

The company took advantage of the turmoil in the energy market by buying back nearly $300 million worth of bonds at a deeply discounted price.  Today, the company has $400 million of bonds outstanding under this issue which sits beneath ~$700 million of revolver debt.  Despite this large debt load, the company should generate ~$130 million of free cash flow this year, almost all of which will go towards debt paydown, and should exit the year with less than 3x gross leverage.  We expect the landscape for drilling to continue improving as oil companies become more active and we think that Ensign should have an opportunity to refinance these bonds as soon as this Summer when the call price drops down to 102.313.

•
EXTNRG 8.125% due 5/01/2025 – Exterran Corporation is being acquired by Enerflex Limited in an all-share transaction, and these EXTNRG bonds will be taken out once the deal is closed.  EFX has committed bridge financing from RBC that will backstop an anticipated issuance of new debt securities prior to the close.  The combined company will be ~2.5x net levered and should have a BB+ rating, which means it will have a significantly lower coupon than the existing EXTNRG debt.

We were able to scoop up these EXTNRG 8.125% bonds at 100.75, which equates to a ~10% yield to the 102.03 call price if the deal closes by October 1st.  The company has communicated that closing should be in the 2nd or 3rd quarter, so we believe October 1st is a conservative estimate.

Intrepid Income Fund

Although we are highly confident the deal will close, we are also comfortable owning EXTNRG bonds were the deal to fall apart.  Exterran’s free cash flow profile and leverage is very similar to Ensign’s, and we will look to add to this position if the bonds sell off for any reason.

•
VRNO 8.5% due 8/28/2023 (New Tranche of Existing Loan Facility) – Verano is in our view one of the best positioned cannabis companies in the country, with exposure to limited license states like Florida, Illinois, and New Jersey.  This loan was an add-on to an existing facility that was syndicated by Chicago Atlantic Group, a REIT that underwrites secured debt in the cannabis space.  We believe the company will look to do a global refinancing on the entire loan facility later this year and we feel well covered by the underlying collateral on this 1st lien paper.

•
DISH 5.875% due 11/15/2024 – DISH DBS is one of the largest pay-TV providers with 8.2 million satellite customers and 2.5 million Sling TV subscribers.  The company is a cash flow machine that has managed quite well through continued subscriber losses.  Although net leverage is a little high at 3.7x, we believe the company is well positioned for 5G and should continue generating free cash flow to pay down debt.  We picked up these notes at a ~7% yield-to-worst which we believe is very attractive for a 2.5-year maturity.

Looking back over the past several quarters, we could not be more pleased with the way our strategy has worked in a volatile, rising-rate environment.  We are especially proud of the fact that we were up more than our benchmarks during last year’s bull market run and subsequently have made money so far this year during a sharp sell-off in nearly every asset class.

As the graph below shows, our short duration bias and high yield profile makes us a unique choice verses our benchmarks.  As rates continue to move higher, we think it is likely that we will continue to enhance our yield profile while keeping a relatively low effective duration.

Intrepid Income Fund

However, as inflation continues to wreak havoc, and rising rates dislodge stubbornly low yields on certain longer-dated fixed income securities, we will continue to stay open-minded.  The portfolio will always have a bias towards short-dated credits, but, at a certain point, we believe that there will be a golden opportunity to lend further out at attractive returns.  Until then, we will continue to sink the three-foot putts.

Thank you for your investment.

Sincerely,

Hunter Hayes, CFA	Mark F. Travis, President
Intrepid Income Fund	Intrepid Income Fund
Co-Portfolio Manager	Co-Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.

All investments involve risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

The ICE BofAML US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one-year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  The Bloomberg U.S.  Aggregate Bond Index is an index representing about 8,200 fixed income securities.  To be included in the index, bonds must be rated investment grade by Moody’s and S&P.  The Bloomberg US Gov/Credit 1-5Y TR Index measures the performance of U.S.  dollar-denominated U.S.  Treasury bonds, government-related bonds, and investment-grade U.S.  corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years.  The ICE BofAML US Corporate Index tracks the performance of US dollar-denominated investment grade corporate debt publicly issued in the US domestic market.  You cannot invest directly in an index.

A high-yield bond is a high paying bond with lower credit rating than investment-grade corporate bonds, Treasury bonds and municipal bonds.  Bonds in high yield indices tend to be less liquid and more volatile than U.S.  Treasuries.  Corporate bonds come with significant credit risks and, although sometimes secured by collateral, do not have any guarantee of principal repayment.  U.S.  Treasury Bonds are long-term government debt securities with a maturity of more than 10 years.  They are guaranteed as to the timely payment of principal and interest and are backed by the full faith and credit of the U.S.  Government.  Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.  Ratings are expressed as letters ranging from “AAA”, which is the highest grade, to “D”, which is the lowest grade.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.

Intrepid Income Fund

Yield to worst is a measure of the lowest possible yield that can be received on a bond that fully operates within the terms of its contract without defaulting.  It is a type of yield that is referenced when a bond has provisions that would allow the issuer to close it out before it matures.

Basis points refers to a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01%, or 0.0001, and is used to denote the percentage change in a financial instrument.

Effective duration is a duration calculation for bonds that have embedded options.  This measure of duration takes into account the fact that expected cash flows will fluctuate as interest rates change and is, therefore, a measure of risk.

EBITDA, or earnings before interest, taxes, depreciation, and amortization, is a measure of a company’s overall financial performance and is used as an alternative to net income in some circumstances.

A busted convertible bond is a convertible bond where the underlying stock trades far below its conversion price, causing it to act solely as a bond given that there is a very low probability that it will ever reach the convertible price before maturity.

A special purpose acquisition company (SPAC) is a company that has no commercial operations and is formed strictly to raise capital through an initial public offering (IPO) or the purpose of acquiring or merging with an existing company.

Free cash flow represents the cash a company generates after accounting for cash outflows to support operations and maintain its capital assets.

Weighted-IRR is the dollar-weighted average internal rate of return for an investment over a specific time horizon.  Internal rate of return is a measurement of a portfolio’s actual return between dates, including the effects from all cash inflows and outflows.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
March 31, 2022 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of October 1, 2021 through March 31, 2022.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2022 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2021 -
	October 1, 2021	March 31, 2022	March 31, 2022
Actual	$1,000.00	$ 995.30	$6.96
Hypothetical (5% return
before expenses)	1,000.00	1,017.95	7.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2021 -
	October 1, 2021	March 31, 2022	March 31, 2022
Actual	$1,000.00	$ 996.30	$5.72
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2021 -
	October 1, 2021	March 31, 2022	March 31, 2022
Actual	$1,000.00	$ 921.80	$6.23
Hypothetical (5% return
before expenses)	1,000.00	1,018.45	6.54

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
March 31, 2022 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2021 -
	October 1, 2021	March 31, 2022	March 31, 2022
Actual	$1,000.00	$ 922.50	$5.51
Hypothetical (5% return
before expenses)	1,000.00	1,019.20	5.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	October 1, 2021 -
	October 1, 2021	March 31, 2022	March 31, 2022
Actual	$1,000.00	$1,015.10	$4.62
Hypothetical (5% return
before expenses)	1,000.00	1,020.34	4.63

*	Expenses are equal to the Fund’s annualized expense ratio (including interest expense) of 0.92%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the period.

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2022 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$32,251,286
Corporate Bonds	8,637,142
Bank Loans	4,960,400
Convertible Bonds	2,018,751
Short-Term Investment	1,296,281
Real Estate Investment Trust (REIT)	1,109,439
Warrants	88,796
Cash*	164,999
$50,527,094

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2022 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Information Technology	$15,122,387
Industrials	9,465,341
Health Care	7,714,593
Financials	6,738,244
Consumer Discretionary	6,128,778
Energy	4,739,422
Consumer Staples	2,675,605
Real Estate	2,515,225
Exchange-Traded Fund	2,031,469
Real Estate Investment Trust	1,854,303
Communication Services	1,701,050
Cash*	5,179,652
$65,866,069

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*  Cash, cash equivalents and other assets less liabilities.

Note: For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
March 31, 2022 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$161,279,262
Convertible Bonds	62,867,152
Bank Loans	47,563,600
Convertible Preferred Stock	10,795,287
Short-Term Investment	4,191,832
Cash*	3,816,468
$290,513,601

*  Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
March 31, 2022 (Unaudited)

BANK LOANS - 9.82%	Principal Amount	Value
Health Care - 9.82%
Gage Growth Corp. 10.250%, 11/30/2022 (a)	$1,000,000	$1,000,000
VCP23, LLC 7.000%, 04/30/2024 (a)	1,000,000	1,000,000
Verano Holdings Corp. 8.500%, 08/28/2023 (a)(b)	1,000,000	977,400
Verano Holdings Corp. 9.750%
(1 Month LIBOR USD + 0.975%), 05/20/2023 (b)(c)	2,000,000	1,983,000
TOTAL BANK LOANS (Cost $4,959,489)		4,960,400

COMMON STOCKS - 63.83%	Shares
Capital Goods - 2.55%
Acuity Brands, Inc.	6,816	1,290,269

Commercial & Professional Services - 2.17%
Copart, Inc. (d)	8,713	1,093,220

Consumer Durables & Apparel - 2.93%
Skechers U.S.A., Inc. - Class A (d)	36,301	1,479,629

Diversified Financials - 8.13%
Berkshire Hathaway, Inc. - Class B (d)	7,807	2,755,169
Jefferies Financial Group, Inc.	41,253	1,355,161
		4,110,330
Energy - 2.70%
Civitas Resources, Inc.	22,847	1,364,194

Food, Beverage & Tobacco - 2.98%
Becle SAB de CV (e)	613,543	1,503,473

Health Care Equipment & Services - 2.34%
CVS Health Corp.	11,673	1,181,425

Media & Entertainment - 15.63%
Alphabet, Inc. - Class A (d)	736	2,047,074
Electronic Arts, Inc.	11,572	1,463,974
InterActiveCorp (d)	8,764	878,854
Match Group, Inc. (d)	8,418	915,373
Take-Two Interactive Software, Inc. (d)	9,872	1,517,721
Twitter, Inc. (d)	27,753	1,073,763
		7,896,759

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

COMMON STOCKS - 63.83% (continued)	Shares	Value
Pharmaceuticals, Biotechnology
& Life Sciences - 2.68%
Trulieve Cannabis Corp. (d)(e)	64,392	$1,354,645

Real Estate - 3.37%
FRP Holdings, Inc. (d)	29,429	1,700,996

Retailing - 6.65%
Dollar General Corp.	8,554	1,904,377
The TJX Companies, Inc.	24,068	1,458,039
		3,362,416
Software & Services - 11.70%
Accenture PLC - Class A (e)	3,453	1,164,455
Dropbox, Inc. - Class A (d)	69,129	1,607,249
Visa, Inc. - Class A	6,195	1,373,865
WNS Holdings Ltd. - ADR (d)(e)	20,685	1,768,361
		5,913,930
TOTAL COMMON STOCKS (Cost $21,019,130)		32,251,286

REAL ESTATE INVESTMENT TRUST (REIT) - 2.19%
Real Estate - 2.19%
PotlatchDeltic Corp.	21,040	1,109,439
TOTAL REIT (Cost $623,330)		1,109,439

CONVERTIBLE BONDS - 3.99%	Principal Amount
Diversified Financials - 0.90%
WisdomTree Investments, Inc.
4.250%, 06/15/2023	$400,000	458,000

Real Estate - 3.09%
CTO Realty Growth, Inc.
3.875%, 04/15/2025	1,185,000	1,560,751
TOTAL CONVERTIBLE BONDS
(Cost $1,556,399)		2,018,751

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

CORPORATE BONDS - 17.09%	Principal Amount	Value
Broadcasting (except Internet) - 1.98%
DISH DBS Corp.
5.875%, 11/15/2024	$1,000,000	$998,865

Consumer Durables & Apparel - 2.54%
Vista Outdoor, Inc.
4.500%, 03/15/2029 (f)	1,400,000	1,283,702

Consumer Services - 2.30%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (f)	1,163,000	1,162,238

Energy - 3.32%
Great Western Petroleum LLC
12.000%, 09/01/2025 (f)	1,500,000	1,680,000

Food, Beverage & Tobacco - 1.08%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (f)	564,000	547,734

Pharmaceuticals, Biotechnology
& Life Sciences - 4.17%
Ayr Wellness, Inc.
12.500%, 12/10/2024 (e)	1,000,000	1,064,724
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (e)	1,005,000	1,043,416
		2,108,140
Pipeline Transportation - 0.30%
PBF Logistics Finance Corp.
6.875%, 05/15/2023	150,000	149,813

Support Activities for Mining - 1.40%
Exterran Energy Solutions LP
8.125%, 05/01/2025	700,000	706,650
TOTAL CORPORATE BONDS (Cost $8,504,066)		8,637,142

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

WARRANTS - 0.18%	Principal Amount	Value
Health Care - 0.18%
Cansortium Holdings LLC
Expiration: 04/29/2025, Exercise Price: $1.20 (d)	$250,000	$37,500
Green Thumb Industries, Inc.
Expiration: 10/15/2026, Exercise Price: $30.00 (d)	7,328	51,296
TOTAL WARRANTS (Cost $0)		88,796

SHORT-TERM INVESTMENT - 2.57%	Shares
Money Market Fund - 2.57%
STIT - Treasury Portfolio -
Institutional Class, 0.010% (g)	1,296,281	1,296,281
TOTAL SHORT-TERM INVESTMENT
(Cost $1,296,281)		1,296,281
Total Investments (Cost $37,958,695) - 99.67%		50,362,095
Other Assets in Excess of Liabilities - 0.33%		164,999
TOTAL NET ASSETS - 100.00%		$50,527,094

ADR - American Depositary Receipt
PLC - Public Limited Company
Percentages are stated as a percent of net assets.
(a)	The rate listed is a fixed rate.
(b)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of March 31, 2022 was $2,960,400, which represented 5.86% of net assets.

(c)	Variable Rate Security. The rate listed is as of March 31, 2022.
(d)	Non-income producing security.
(e)	Foreign Issued Security.
(f)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2022, the value of these investments was $4,673,674, or 9.25% of total net assets.

(g)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
March 31, 2022 (Unaudited)

COMMON STOCKS - 86.24%	Shares	Value
Banks - 3.97%
Hilltop Holdings, Inc.	89,029	$2,617,453

Capital Goods - 5.77%
Acuity Brands, Inc.	7,990	1,512,507
Park Aerospace Corp.	175,351	2,288,331
		3,800,838
Commercial & Professional Services - 8.60%
Atento SA (a)(b)	85,451	2,362,720
Franklin Covey Co. (b)	73,016	3,301,783
		5,664,503
Consumer Durables & Apparel - 7.58%
LGI Homes, Inc. (b)	22,487	2,196,530
Skechers U.S.A., Inc. - Class A (b)	68,522	2,792,957
		4,989,487
Diversified Financials - 6.26%
Cboe Global Markets, Inc.	16,505	1,888,502
Jefferies Financial Group, Inc.	67,954	2,232,289
		4,120,791
Energy - 7.20%
Civitas Resources, Inc.	79,374	4,739,422

Food, Beverage & Tobacco - 4.06%
Becle SAB de CV (a)	1,091,871	2,675,605

Media & Entertainment - 2.58%
InterActiveCorp (b)	16,963	1,701,050

Pharmaceuticals, Biotechnology
& Life Sciences - 11.71%
Green Thumb Industries, Inc. (a)(b)	152,398	2,842,222
Trulieve Cannabis Corp. (a)(b)	121,568	2,557,484
Verano Holdings Corp. (a)(b)	232,886	2,314,887
		7,714,593
Real Estate - 3.82%
FRP Holdings, Inc. (b)	43,516	2,515,225

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

COMMON STOCKS - 86.24% (continued)	Shares	Value
Retailing - 1.73%
Burlington Stores, Inc. (b)	6,254	$1,139,291

Software & Services - 15.07%
Conduent, Inc. (b)	539,050	2,781,498
Dropbox, Inc. (b)	118,436	2,753,637
Keywords Studios PLC (a)	28,675	986,923
WNS Holdings Ltd. - ADR (a)(b)	39,845	3,406,349
		9,928,407
Technology Hardware & Equipment - 7.89%
Fabrinet (a)(b)	24,543	2,580,206
Silicom Ltd. (a)(b)	66,390	2,613,774
		5,193,980
TOTAL COMMON STOCKS (Cost $49,082,676)		56,800,645

EXCHANGE-TRADED FUND - 3.08%
Diversified Financials - 3.08%
iShares Gold Trust (b)	55,158	2,031,469
TOTAL EXCHANGE-TRADED FUND
(Cost $1,411,681)		2,031,469

REAL ESTATE INVESTMENT TRUST (REIT) - 2.82%
Real Estate - 2.82%
PotlatchDeltic Corp.	35,166	1,854,303
TOTAL REIT (Cost $1,546,168)		1,854,303
Total Investments (Cost $52,040,525) - 92.14%		60,686,417
Other Assets in Excess of Liabilities - 7.86%		5,179,652
TOTAL NET ASSETS - 100.00%		$65,866,069

ADR - American Depositary Receipt
PLC - Public Limited Company
Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS
March 31, 2022 (Unaudited)

	Forward	Currency	Amount of Currency to be Received	Currency	Amount of Currency to be Delivered	Unrealized
Counterparty	Settlement	to be	in Local	to be	in Local	Appreciation
of Contracts	Date	Received	Currency	Delivered	Currency	(Depreciation)
State Street Bank	04/20/2022	USD	822,118	GBP	598,000	$36,665
State Street Bank	09/12/2022	USD	1,149,707	MXN	24,840,000	(61,068)
						$(24,403)

GBP - British Pound
MXN - Mexican Peso
USD - U.S. Dollar

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
March 31, 2022 (Unaudited)

BANK LOANS - 16.37%	Principal Amount	Value
Health Care - 16.37%
Devi Holdings, Inc. 11.750%, 05/08/2024 (a)	$7,500,000	$7,400,250
Gage Growth Corp. 10.250%, 11/30/2022 (a)	12,000,000	12,000,000
VCP23, LLC 7.000%, 04/30/2024 (a)	9,000,000	9,000,000
Verano Holdings Corp.
8.500%, 08/28/2023 (a)(b)	9,000,000	8,796,600
8.500%, 04/19/2023 (a)(b)	5,000,000	4,913,500
Verano Holdings Corp. 9.750%
(1 Month LIBOR USD + 0.975%), 05/20/2023 (b)(c)	5,500,000	5,453,250
TOTAL BANK LOANS (Cost $47,559,509)		47,563,600

CONVERTIBLE BONDS - 21.64%
Capital Goods - 6.70%
Battle Motors, Inc.
6.500%, 11/24/2024	12,500,000	12,500,000
Lightning eMotors, Inc.
7.500%, 05/15/2024 (d)	8,050,000	6,974,595
		19,474,595
Diversified Financials - 9.66%
Apollo Commercial Real Estate Finance, Inc.
4.750%, 08/23/2022	16,500,000	16,510,312
EZCORP, Inc.
2.375%, 05/01/2025	13,000,000	11,544,000
		28,054,312
Media & Entertainment - 2.03%
WildBrain Ltd.
5.875%, 09/30/2024 (e)	7,500,000	5,909,291

Software & Services - 3.25%
BigBear.ai Holdings, Inc.
6.000%, 12/15/2026 (d)	5,800,000	5,739,891
Kaleyra, Inc.
6.125%, 06/01/2026 (d)	3,750,000	3,689,063
		9,428,954
TOTAL CONVERTIBLE BONDS
(Cost $62,737,677)		62,867,152

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

CONVERTIBLE PREFERRED STOCK - 3.72%	Principal Amount	Value
Energy - 3.72%
Targa Resources Corp. (d)	$10,000	$10,795,287
TOTAL CONVERTIBLE PREFERRED STOCK
(Cost $10,589,000)		10,795,287

CORPORATE BONDS - 55.52%
Broadcasting (except Internet) - 2.75%
DISH DBS Corp.
5.875%, 11/15/2024	8,000,000	7,990,920

Consumer Durables & Apparel - 2.30%
Vista Outdoor, Inc.
4.500%, 03/15/2029 (d)	7,295,000	6,689,004

Consumer Services - 0.55%
Nathan’s Famous, Inc.
6.625%, 11/01/2025 (d)	1,606,000	1,604,948

Diversified Financials - 3.38%
AFC Gamma, Inc.
5.750%, 05/01/2027 (d)	10,000,000	9,822,561

Energy - 10.85%
Bristow Group, Inc.
6.875%, 03/01/2028 (d)	5,550,000	5,626,840
Buckeye Partners LP
4.350%, 10/15/2024	8,475,000	8,527,926
Great Western Petroleum LLC
12.000%, 09/01/2025 (d)	12,577,000	14,086,240
Matador Resources Co.
5.875%, 09/15/2026	3,211,000	3,274,096
		31,515,102
Food, Beverage & Tobacco - 4.32%
Turning Point Brands, Inc.
5.625%, 02/15/2026 (d)	12,926,000	12,553,214

Media & Entertainment - 2.28%
Rackspace Technology Global, Inc.
5.375%, 12/01/2028 (d)	7,606,000	6,610,070

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

CORPORATE BONDS - 55.52% (continued)	Principal Amount	Value
Merchant Wholesalers, Nondurable Goods - 1.21%
KeHE Distributors LLC
8.625%, 10/15/2026 (d)	$3,307,000	$3,515,887

Pharmaceuticals, Biotechnology
& Life Sciences - 8.65%
Ayr Wellness, Inc.
12.500%, 12/10/2024 (e)	9,000,000	9,582,519
Trulieve Cannabis Corp.
9.750%, 06/18/2024 (e)	3,486,000	3,619,251
8.000%, 10/06/2026 (e)	12,000,000	11,915,340
		25,117,110
Pipeline Transportation - 3.67%
PBF Logistics Finance Corp.
6.875%, 05/15/2023	10,688,000	10,674,640

Rental and Leasing Services - 3.48%
Ahern Rentals, Inc.
7.375%, 05/15/2023 (d)	10,850,000	10,117,625

Retailing - 0.68%
Nordstrom, Inc.
6.950%, 03/15/2028	1,774,000	1,956,492

Securities, Commodity Contracts,
and Other Financial Investments
and Related Activities - 3.38%
Atento Luxco 1 SA
8.000%, 02/10/2026 (d)	9,677,000	9,822,514

Support Activities for Mining - 7.08%
Ensign Drilling, Inc.
9.250%, 04/15/2024 (d)	8,700,000	8,603,865
Exterran Energy Solutions LP
8.125%, 05/01/2025	11,850,000	11,962,575
		20,566,440

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
March 31, 2022 (Unaudited)

CORPORATE BONDS - 55.52% (continued)	Principal Amount	Value
Telecommunication Services - 0.94%
Cincinnati Bell Telephone Co LLC
6.300%, 12/01/2028	$2,728,000	$2,722,735
TOTAL CORPORATE BONDS
(Cost $162,677,191)		161,279,262

SHORT-TERM INVESTMENT - 1.44%	Shares
Money Market Fund - 1.44%
STIT - Treasury Portfolio -
Institutional Class, 0.010% (f)	4,191,832	4,191,832
TOTAL SHORT-TERM INVESTMENT
(Cost $4,191,832)		4,191,832
Total Investments (Cost $287,755,209) - 98.69%		286,697,133
Other Assets in Excess of Liabilities - 1.31%		3,816,468
TOTAL NET ASSETS - 100.00%		$290,513,601

Percentages are stated as a percent of net assets.
(a)	The rate listed is a fixed rate.
(b)
Security is fair valued using procedures approved by the Board of Trustees which includes significant unobservable inputs and is deemed a Level 3 security. See Footnote 2. The aggregate value of fair valued securities as of March 31, 2022 was $19,163,350, which represented 6.60% of net assets.

(c)	Variable Rate Security. The rate listed is as of March 31, 2022.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of March 31, 2022, the value of these investments was $116,251,604, or 40.02% of total net assets.

(e)	Foreign Issued Security.
(f)	Rate listed is the 7-day effective yield.

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF OPEN FORWARD CURRENCY CONTRACT
March 31, 2022 (Unaudited)

			Amount of		Amount of
			Currency to		Currency to
	Forward	Currency	be Received	Currency	be Delivered
Counterparty	Settlement	to be	in Local	to be	in Local	Unrealized
of Contract	Date	Received	Currency	Delivered	Currency	Depreciation
State Street Bank	10/03/2022	USD	6,165,340	CAD	7,720,313	$(7,041)
$(7,041)

CAD - Canadian Dollar
USD - U.S. Dollar

See notes to financial statements.

Intrepid Funds

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2022 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)	$50,362,095	$60,686,417	$286,697,133
Income receivable	275,622	17,535	5,293,358
Receivable for fund shares sold	1,653	3,863	2,281,675
Receivable for investments sold	—	—	335,156
Cash	—	5,338,525	—
Other assets	33,011	31,075	27,859
Total assets	50,672,381	66,077,415	294,635,181
LIABILITIES:
Payable for fund shares redeemed	34,977	70,990	566,891
Payable for investment securities purchased	—	—	3,097,958
Depreciation on forward currency contracts	—	24,403	7,041
Depreciation on foreign currency(2)	—	—	322
Payable to Investment Adviser	20,885	31,895	180,998
Payable to Trustees	3,476	5,340	8,053
Payable to Custodian	891	603	3,327
Distribution payable	12,798	—	145,176
Accrued distribution fees	9,129	6,200	—
Other expenses payable	63,131	71,915	111,814
Total liabilities	145,287	211,346	4,121,580
Total net assets	$50,527,094	$65,866,069	$290,513,601
NET ASSETS CONSIST OF:
Capital stock	$61,250,370	$58,440,967	$291,034,253
Total distributable earnings (loss)	(10,723,276)	7,425,102	(520,652)
Total net assets	$50,527,094	$65,866,069	$290,513,601
Investor Class
Net assets	$17,123,067	$37,465,599	$—
Shares outstanding	1,485,844	2,321,545	—
Institutional Class
Net assets	33,404,027	28,400,470	290,513,601
Shares outstanding	2,886,789	1,703,878	30,149,078
Total shares outstanding (unlimited
shares of no par value authorized)	4,372,633	4,025,423	30,149,078
Investor Class Net asset value, offering
and redemption price per share(3)	$11.52	$16.14	$—
Institutional Class Net asset value, offering
and redemption price per share(3)	$11.57	$16.67	$9.64
(1)	Cost of Investments	$37,958,695	$52,040,525	$287,755,209
(2)	Cost of Foreign Securities	$—	$—	$45
(3)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENTS OF OPERATIONS
For the Six Months Ended March 31, 2022 (Unaudited)

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income	$205,895	$444,629	$520,196
Interest income	632,552	—	9,551,776
Total investment income	838,447	444,629	10,071,972
Advisory fees (See Note 3)	269,220	370,486	1,114,490
Administration fees	35,998	39,484	116,169
Fund accounting fees	31,894	30,992	50,929
Shareholder servicing fees and expenses	29,454	34,700	44,338
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	23,631	51,987	—
Audit fees	21,934	19,759	21,760
Federal and state registration	18,026	15,375	15,009
Legal fees	8,549	7,571	8,189
Custody fees	5,084	4,015	11,525
Trustees fees and expenses	4,333	6,275	19,224
Reports to shareholders	2,647	6,385	4,825
Miscellaneous	2,200	3,107	14,060
Insurance	1,992	3,345	4,259
Interest fees	—	—	27,786
Total expenses before Adviser waiver	454,962	593,481	1,452,563
Expenses waived by Adviser (See Note 3)	(121,728)	(136,230)	(87,389)
Total net expenses	333,234	457,251	1,365,174
Net investment income (loss)	505,213	(12,622)	8,706,798
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	773,478	5,313,577	1,681,206
Forward currency contracts	—	88,120	(102,515)
Net change in unrealized
depreciation on:
Investments and foreign currency translation	(1,432,810)	(10,821,222)	(6,318,832)
Forward currency contracts	—	(148,905)	(7,041)
Net realized and unrealized loss	(659,332)	(5,568,430)	(4,747,182)
Net increase (decrease) in net assets
resulting from operations	$(154,119)	$(5,581,052)	$3,959,616

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended
	March 31, 2022	Year Ended
	(Unaudited)	September 30, 2021
OPERATIONS:
Net investment income	$505,213	$955,345
Net realized gain on investments
and foreign currency translation	773,478	4,092,638
Net change in unrealized
appreciation (depreciation)	(1,432,810)	8,145,376
Net increase (decrease) in assets
resulting from operations	(154,119)	13,193,359

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class
Ordinary Income	(185,812)	(301,176)
Return of Capital	—	(86,810)
Net dividends and distributions
to shareholders - Institutional Class
Ordinary Income	(319,482)	(598,883)
Return of Capital	—	(155,867)
Total dividends and distributions	(505,294)	(1,142,736)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	131,811	773,915
Proceeds from shares sold - Institutional Class	1,518,276	448,642
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	174,710	367,708
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	300,029	709,279
Cost of shares redeemed - Investor Class(1)	(2,698,081)	(5,675,653)
Cost of shares redeemed - Institutional Class(2)	(3,321,535)	(17,820,042)
Net decrease in net assets
from capital share transactions	(3,894,790)	(21,196,151)

TOTAL DECREASE IN NET ASSETS	(4,554,203)	(9,145,528)

NET ASSETS:
Beginning of Period	55,081,297	64,226,825
End of Period	$50,527,094	$55,081,297

(1)	Net of redemption fees of $0 and $2, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended
	March 31, 2022	Year Ended
	(Unaudited)	September 30, 2021
OPERATIONS:
Net investment income loss	$(12,622)	$(776,476)
Net realized gain on investments
and foreign currency translation	5,401,697	10,527,124
Net change in unrealized
appreciation (depreciation)	(10,970,127)	10,441,022
Net increase (decrease) in assets
resulting from operations	(5,581,052)	20,191,670

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions
to shareholders - Investor Class	—	—
Net dividends and distributions
to shareholders - Institutional Class	—	—
Total dividends and distributions	—	—

CAPITAL SHARE TRANSACTIONS:
Net Assets from merger - Investor Class (Note 9)	—	11,692,610
Proceeds from shares sold - Investor Class	755,431	2,808,025
Proceeds from shares sold - Institutional Class	573,153	20,161,362
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	—	—
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	—	—
Cost of shares redeemed - Investor Class(1)	(3,531,306)	(26,344,374)
Cost of shares redeemed - Institutional Class(2)	(4,878,294)	(8,236,023)
Net increase (decrease) in net assets
from capital share transactions	(7,081,016)	81,600

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(12,662,068)	20,273,270

NET ASSETS:
Beginning of Period	78,528,137	58,254,867
End of Period	$65,866,069	$78,528,137

(1)	Net of redemption fees of $15 and $272, respectively.
(2)	Net of redemption fees of $0 and $0, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Period Ended
	March 31, 2022	Year Ended
	(Unaudited)	September 30, 2021
OPERATIONS:
Net investment income	$8,706,798	$8,822,527
Net realized gain on investments
and foreign currency translation	1,578,691	4,708,259
Net change in unrealized
appreciation (depreciation)	(6,325,873)	5,304,503
Net increase in assets resulting from operations	3,959,616	18,835,289

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders	(8,710,930)	(8,804,931)
Total dividends and distributions	(8,710,930)	(8,804,931)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	116,578,705	176,341,013
Proceeds from shares issued to holders
in reinvestment of dividends	8,052,974	7,705,412
Cost of shares redeemed(1)	(94,578,824)	(24,060,324)
Net increase in net assets
from capital share transactions	30,052,855	159,986,101

TOTAL INCREASE IN NET ASSETS	25,301,541	170,016,459

NET ASSETS:
Beginning of Period	265,212,060	95,195,601
End of Period	$290,513,601	$265,212,060

(1)	Net of redemption fees of $17,609 and $2,293, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2022		2021	2020	2019	2018	2017
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.69		$9.58	$10.28	$11.64	$11.92	$11.62
OPERATIONS:
Net investment income(1)(2)	0.10		0.16	0.11	0.24	0.19	0.16
Net realized and unrealized
gain (loss) on
investment securities	(0.15)		2.16	(0.31)	(1.21)	(0.04)	0.62
Total from operations(3)	(0.05)		2.32	(0.20)	(0.97)	0.15	0.78
LESS DISTRIBUTIONS:
From net investment income	(0.12)		(0.16)	(0.50)	(0.20)	(0.19)	(0.24)
From return of capital	—		(0.05)	—	—	—	—
From net realized gains	—		—	—	(0.19)	(0.24)	(0.24)
Total distributions	(0.12)		(0.21)	(0.50)	(0.39)	(0.43)	(0.48)
NET ASSET VALUE:
End of period	$11.52		$11.69	$9.58	$10.28	$11.64	$11.92
Total return	-0.47	%(4)	24.30%	-1.88%	-8.26%	1.24%	6.86%
Net assets at end of
period (000s omitted)	$17,123		$19,764	$20,038	$34,291	$64,198	$88,405
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.85	%(5)	1.82%	1.69%	1.53%	1.46%	1.44%
After expense
reimbursement/recoupment	1.40	%(5)	1.40%	1.40%	1.40%	1.40%	1.40%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.26	%(5)	1.04%	0.91%	1.43%	1.20%	1.26%
After expense
reimbursement/recoupment	1.71	%(5)	1.46%	1.20%	1.56%	1.26%	1.30%
Portfolio turnover rate	18	%(4)	17%	60%	54%	46%	47%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018 and 2017.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2021, and 2020, and for the six months ended March 31, 2022.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2021, 2020, 2019, 2018, and 2017.
(4)	Not Annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2022		2021	2020	2019	2018		2017
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$11.72		$9.59	$10.29	$11.65	$11.92		$11.62
OPERATIONS:
Net investment income(1)(2)	0.12		0.19	0.14	0.22	0.18		0.19
Net realized and unrealized
gain (loss) on
investment securities	(0.16)		2.17	(0.32)	(1.16)	(0.00	)(4)	0.62
Total from operations(3)	(0.04)		2.36	(0.18)	(0.94)	0.18		0.81
LESS DISTRIBUTIONS:
From net investment income	(0.11)		(0.16)	(0.52)	(0.23)	(0.21)		(0.27)
From return of capital	—		(0.07)	—	—	—		—
From net realized gains	—		—	—	(0.19)	(0.24)		(0.24)
Total distributions	(0.11)		(0.23)	(0.52)	(0.42)	(0.45)		(0.51)
NET ASSET VALUE:
End of period	$11.57		$11.72	$9.59	$10.29	$11.65		$11.92
Total return	-0.37	%(5)	24.72%	-1.67%	-8.07%	1.52%		7.13%
Net assets at end of
period (000s omitted)	$33,404		$35,318	$44,189	$84,874	$256,969		$324,442
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.60	%(6)	1.57%	1.44%	1.28%	1.21%		1.19%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%	1.15%	1.15%	1.15%		1.15%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.51	%(6)	1.29%	1.17%	1.71%	1.46%		1.52%
After expense
reimbursement/recoupment	1.96	%(6)	1.71%	1.46%	1.84%	1.52%		1.56%
Portfolio turnover rate	18	%(5)	17%	60%	54%	46%		47%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018 and 2017.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2021, and 2020, and for the six months ended March 31, 2022.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2021, 2020, 2019, 2018, and 2017.
(4)	The amount represents less than $0.01 per share.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2022		2021		2020	2019	2018	2017
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$17.51		$14.09		$13.56	$13.89	$14.46	$14.55
OPERATIONS:
Net investment
income (loss)(1)(2)	(0.01)		(0.18)		(0.07)	0.08	0.04	(0.07)
Net realized and unrealized
gain (loss) on
investment securities	(1.36)		3.60		0.71	(0.34)	(0.10)	0.12
Total from operations(3)	(1.37)		3.42		0.64	(0.26)	(0.06)	0.05
LESS DISTRIBUTIONS:
From net investment income	—		—		(0.11)	(0.07)	(0.01)	—
From net realized gains	—		—		—	—	(0.50)	(0.14)
Total distributions	—		—		(0.11)	(0.07)	(0.51)	(0.14)
NET ASSET VALUE:
End of period	$16.14		$17.51		$14.09	$13.56	$13.89	$14.46
Total return	-7.82	%(5)	24.27%		4.72%	-1.85%	-0.49%	0.36%
Net assets at end of
period (000s omitted)	$37,466		$43,458		$38,376	$51,076	$75,405	$125,433
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.71	%(6)	1.73%		1.73%	1.55%	1.48%	1.46%
After expense
reimbursement/recoupment	1.30	%(6)	1.33	%(4)	1.40%	1.38%	1.37%	1.40%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.10	)%(6)	(1.44)%		(0.87)%	0.41%	0.14%	(0.18)%
After expense
reimbursement/recoupment	(0.51	)%(6)	(1.04)%		(0.54)%	0.58%	0.25%	(0.12)%
Portfolio turnover rate	35	%(5)	81%		105%	59%	44%	43%

(1)
Net investment income (loss) per share is calculated using the average shares outstanding method for the years ended September 30, 2021, 2020, 2019 and 2018 and for the six months ended March 31, 2022.

(2)
Net investment income (loss) per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences for the year ended September 30, 2017.

(3)
Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2021, 2020, 2019, 2018, and 2017 and for the six months ended March 31, 2022.

(4)	Expense waiver of 1.30% was implemented on January 22, 2021.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2022		2021	2020	2019	2018	2017
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$18.07		$14.52	$13.94	$14.25	$14.81	$14.86
OPERATIONS:
Net investment
income gain (loss)(1)(2)	0.00	(3)	(0.16)	(0.04)	0.11	0.19	0.03
Net realized and unrealized
gain (loss) on
investment securities	(1.40)		3.71	0.74	(0.34)	(0.23)	0.06
Total from operations(4)	(1.40)		3.55	0.70	(0.23)	(0.04)	0.09
LESS DISTRIBUTIONS:
From net investment income	—		—	(0.12)	(0.08)	(0.02)	(0.00	)(3)
From net realized gains	—		—	—	—	(0.50)	(0.14)
Total distributions	—		—	(0.12)	(0.08)	(0.52)	(0.14)
NET ASSET VALUE:
End of period	$16.67		$18.07	$14.52	$13.94	$14.25	$14.81
Total return	-7.75	%(5)	24.45%	5.02%	-1.61%	-0.34%	0.64%
Net assets at end of
period (000s omitted)	$28,400		$35,070	$19,879	$30,516	$48,117	$67,839
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46	%(6)	1.51%	1.48%	1.32%	1.26%	1.21%
After expense
reimbursement/recoupment	1.15	%(6)	1.15%	1.15%	1.15%	1.15%	1.15%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.27	)%(6)	(1.23)%	(0.60)%	0.64%	0.37%	0.07%
After expense
reimbursement/recoupment	0.04	%(6)	(0.87)%	(0.27)%	0.81%	0.48%	0.13%
Portfolio turnover rate	35	%(5)	81%	105%	59%	44%	43%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2018, and 2017.

(2)
Net investment income (loss) per share is calculated using the average shares outstanding method for each of the years ended September 30, 2021, 2020, and 2019 and for the six months ended March 31, 2022.

(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2021, 2020, 2019, 2018, and 2017.
(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Period Ended
	March 31,		Year Ended September 30,
	2022		2021	2020	2019	2018	2017
	(Unaudited)
NET ASSET VALUE:
Beginning of period	$9.78		$8.93	$9.17	$9.21	$9.29	$9.29
OPERATIONS:
Net investment income(1)(2)	0.28		0.61	0.47	0.32	0.27	0.27
Net realized and unrealized
gain (loss) on
investment securities	(0.13)		0.84	(0.27)	(0.04)	(0.08)	0.00 (3)
Total from operations(4)	0.15		1.45	0.20	0.28	0.19	0.27
LESS DISTRIBUTIONS:
From net investment income	(0.29)		(0.60)	(0.44)	(0.32)	(0.27)	(0.27)
From net realized gains	—		—	—	—	—	—
Total distributions	(0.29)		(0.60)	(0.44)	(0.32)	(0.27)	(0.27)
NET ASSET VALUE:
End of period	$9.64		$9.78	$8.93	$9.17	$9.21	$9.29
Total return	1.51	%(5)	16.62%	2.27%	3.07%	2.05%	2.92%
Net assets at end of
period (000s omitted)	$290,514		$265,212	$95,196	$58,672	$74,620	$79,533
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.96	%(6)	1.04%	1.17%	1.09%	1.03%	1.01%
After expense
reimbursement/recoupment	0.92	%(6)	0.91%	0.91%	0.90%	0.90%	0.90%
RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	5.81	%(6)	6.25%	4.99%	3.13%	2.70%	2.77%
After expense
reimbursement/recoupment	5.85	%(6)	6.38%	5.25%	3.32%	2.83%	2.88%
Portfolio turnover rate	73	%(5)	94%	144%	104%	52%	49%

(1)
Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences for the years ended September 30, 2019, 2018 and 2017.

(2)	Net investment income per share is calculated using the average shares outstanding method for the years ended September 30, 2021, and 2020, and for the six months ended March 31, 2022.
(3)	The amount represents less than $0.01 per share.
(4)
Total from investment operations per share includes redemption fees of less than $0.01 per share for the years ended September 30, 2021, 2020, 2019 and 2018 and for the six months ended March 31, 2022.

(5)	Not Annualized.
(6)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
March 31, 2022 (Unaudited)

1.    ORGANIZATION

Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At March 31, 2022, the Trust consisted of three series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, and Intrepid Income Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below.

• Level 1 -	Quoted prices in active markets for identical securities.

• Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest mean quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest mean quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest mean quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest mean will be used.  When using the latest mean quotation, these contracts are classified as Level 2.

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of March 31, 2022, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans
Health Care	$—	$2,000,000	$2,960,400	$4,960,400
Total Bank Loans	—	2,000,000	2,960,400	4,960,400
Total Common Stocks*	32,251,286	—	—	32,251,286
Total Real Estate
Investment Trust (REIT)*	1,109,439	—	—	1,109,439
Total Convertible Bonds*	—	2,018,751	—	2,018,751
Total Corporate Bonds*	—	8,637,142	—	8,637,142
Total Warrants
Health Care	37,500	51,296	—	88,796
Total Warrants	37,500	51,296	—	88,796
Money Market Fund*	1,296,281	—	—	1,296,281
Total Assets	$34,694,506	$12,707,189	$2,960,400	$50,362,095

Intrepid Endurance Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$56,800,645	$—	$—	$56,800,645
Total Exchange-
Traded Fund*	2,031,469	—	—	2,031,469
Total Real Estate
Investment Trust (REIT)*	1,854,303	—	—	1,854,303
Total Assets	$60,686,417	$—	$—	$60,686,417
Liabilities
Unrealized Depreciation
on Forward
Currency Contracts	$—	$(24,403)	$—	$(24,403)
Total Liabilities	$—	$(24,403)	$—	$(24,403)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

Intrepid Income Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Total Bank Loans*
Health Care	$—	$28,400,250	$19,163,350	$47,563,600
Total Bank Loans	—	28,400,250	19,163,350	47,563,600
Total Convertible Bonds*
Capital Goods	—	19,474,595	—	19,474,595
Diversified Financials	—	28,054,312	—	28,054,312
Media & Entertainment	—	5,909,291	—	5,909,291
Software & Services	3,689,063	5,739,891	—	9,428,954
Total Convertible Bonds	3,689,063	59,178,089	—	62,867,152
Total Convertible
Preferred Stock*	—	10,795,287	—	10,795,287
Total Corporate Bonds*	—	161,279,262	—	161,279,262
Money Market Fund*	4,191,832	—	—	4,191,832
Total Assets	$7,880,895	$259,652,888	$19,163,350	$286,697,133
Liabilities
Net Unrealized
Depreciation on Forward
Currency Contract	$—	$(7,041)	$—	$(7,041)
Total Liabilities	$—	$(7,041)	$—	$(7,041)

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period.

	Intrepid	Intrepid
	Capital Fund	Income Fund
Beginning Balance – October 1, 2021	$1,970,000	$9,036,850
Purchases	984,492	13,729,231
Sales	—	(3,762,500)
Realized gains	—	260,548
Realized losses	—	—
Change in unrealized
appreciation (depreciation)	5,908	(100,779)
Net Transfers Into Level 3	—	—
Ending Balance – March 31, 2022	$2,960,400	$19,163,350

As of March 31, 2022, the change in unrealized appreciation on the positions still held in the Intrepid Capital Fund was $5,908, and was $16,408 for the Intrepid Income Fund.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3.

	Type of		Fair Value at	Valuation	Unobservable
Fund	Security	Industry	3/31/2022	Techniques	Inputs	Range
					Unpublished
Intrepid	Bank	Health		Broker	Independent
Capital Fund	Loan	Care	2,960,400	Quote	Broker Quote	$97.60 - $98.50
					Unpublished

Intrepid	Bank	Health		Broker	Independent
Income Fund	Loan	Care	19,163,350	Quote	Broker Quote	$97.60 - $98.50

The significant unobservable inputs used in the fair value measurement of the bank loans in the Intrepid Capital Fund and Intrepid Income Fund is an unpublished independent broker quote. The price quote is provided by the loan’s underwriter who maintains an active market in the loan and has knowledge of existing and prospective holders.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk  and exchange rate risk, and to gain exposure to underlying securities. During the period ended March 31, 2022, the Intrepid Income Fund and the Intrepid Endurance Fund held derivative instruments.

Forward Currency Contracts

The Intrepid Income Fund and Intrepid Endurance Fund used forward currency contracts during the period for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Fund, but does expose the Fund to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the Period Ended March 31, 2022

	Change in unrealized	Realized gain (loss)
	depreciation on forward	on forward
	currency contracts	currency contracts
Intrepid Endurance Fund	($148,905)	$ 88,120
Intrepid Income Fund	($ 7,041)	($102,515)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

The average monthly notional amounts of forward currency contracts during the period ended March 31, 2021 were as follows:

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
Long Positions
Forward currency contracts	$—	$—	$—

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
Short Positions
Forward currency contracts	$—	$1,717,365	$1,027,557

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

At March 30, 2022, Intrepid Capital Management Funds Trust is invested in derivative contracts in the Endurance Fund and the Income Fund, which are reflected in the Statements of Assets and Liabilities, as follows:

			Derivative Assets		Derivative Liability
			Statement of		Statement of
		Derivative	Assets and	Fair Value	Assets and	Fair Value
Fund	Risk	Type	Liabilities Location	Amount	Liabilities Location	Amount
Intrepid	Currency	Forward	Unrealized		Unrealized
Endurance		foreign	appreciation on		depreciation on
Fund		currency	foreign forward		foreign forward
		exchange	currency contracts	36,665	currency contracts	(61,068)
				$36,665		$(61,068)

Intrepid	Currency	Forward	Unrealized		Unrealized
Income		foreign	appreciation on		depreciation on
Fund		currency	foreign forward		foreign forward
		exchange	currency contracts	—	currency contracts	(7,041)
				$—		$(7,041)

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

As of March 31, 2022, the gross amount of derivative assets and liabilities which were not offset for the Intrepid Endurance Fund or for the Intrepid Income Fund are presented gross on the Statement of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid at least monthly or quarterly, for Intrepid Income Fund and Intrepid Capital Fund, respectively and annually for Intrepid Endurance Fund. Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Recent Accounting Pronouncement

In March 2020, FASB issued Accounting Standards Update (ASU) 2020-04, Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

impact of the optional guidance on the Fund’s financial statements and disclosures. The Fund did not utilize the optional expedients and exceptions provided by ASU No. 2020-04 during the period ended March 31, 2022.

Other Risks

The global outbreak of coronavirus disease 2019 (“COVID-19”) has disrupted global economic markets and adversely affected individual companies and investment products. The prolonged economic impact of COVID-19 is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

Subsequent Events Evaluation

On February 22, 2022, the Board of Trustees of Intrepid Capital Management Funds Trust, based on the recommendation of Intrepid Capital Management, Inc., the adviser to the Intrepid Endurance Fund, approved a change in the name and principal investment strategies of the Intrepid Endurance Fund to Intrepid Small Cap Fund (the “Fund”). In connection with this name change, the Board also approved the adoption and implementation of non-fundamental investment policy requiring that the Fund invest at least 80% of its net assets in equity securities of small capitalization companies.  Otherwise, the principal investment strategies of the Fund remain unchanged, as do the “Principal Risks” of the Fund. The changes to the Fund’s name and principal investment strategies will become effective on June 6, 2022.

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statements of Assets and Liabilities date of March 31, 2022 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events that necessitated disclosure and/or adjustments.

3.    INVESTMENT ADVISER

The Trust has entered into investment advisory agreements (collectively, “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on the Intrepid Endurance Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class,

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

including organization expenses, to the extent necessary to ensure that operating expenses did not exceed 1.15%. The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. For the Intrepid Endurance Fund, effective January 22, 2021 in connection with the Reorganization (see Note 9), the Adviser agreed to waive its management fee and/or reimburse other expenses in both the Investor Share Class and Institutional Share Class, including organization expenses, to the extent necessary to ensure that the operating expenses did not exceed 1.05% of the Fund’s average daily net assets for the Investor Class shares of the Fund, and do not exceed 1.15% of the average daily net assets for the Institutional Class shares.  The Investor Share Class may have a Net Expense ratio higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) are excluded from the calculation. For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  The Fund may have Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement higher than these expense caps as a result of acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the month such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	2023	2024	2025
Intrepid Capital Fund	$246,612	$245,687	$121,728
Intrepid Endurance Fund	218,761	307,461	136,230
Intrepid Income Fund	205,924	190,174	87,389

4.    DISTRIBUTION PLAN

The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund.

Quasar Distributors, LLC serves as distributor to the Funds.

5.    INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the period ended March 31, 2022 were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Intrepid Capital Fund	$9,192,308	$11,255,910	$—	$—
Intrepid Endurance Fund	24,549,571	33,692,066	—	—
Intrepid Income Fund	233,671,631	191,715,033	—	—

6.    CAPITAL SHARE TRANSACTIONS

Intrepid Capital Fund – Investor Class
	Period Ended	Year Ended
	March 31, 2022	September 30, 2021
Shares sold	11,413	71,354
Shares issued to holders in
reinvestment of dividends	14,714	32,172
Shares redeemed	(230,785)	(504,459)
Net decrease in shares	(204,658)	(400,933)
Shares outstanding:
Beginning of period	1,690,502	2,091,435
End of period	1,485,844	1,690,502

Intrepid Capital Fund – Institutional Class
	Period Ended	Year Ended
	March 31, 2022	September 30, 2021
Shares sold	129,833	40,503
Shares issued to holders in
reinvestment of dividends	25,292	61,774
Shares redeemed	(282,949)	(1,693,348)
Net decrease in shares	(127,824)	(1,591,071)
Shares outstanding:
Beginning of period	3,014,613	4,605,684
End of period	2,886,789	3,014,613

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

Intrepid Endurance Fund – Investor Class
	Period Ended	Year Ended
	March 31, 2022	September 30, 2021
Shares sold	43,611	161,091
Shares issued in
connection with merger	—	1,027,967

Shares redeemed	(204,594)	(1,429,357)
Net decrease in shares	(160,983)	(240,299)
Shares outstanding:
Beginning of period	2,482,528	2,722,827
End of period	2,321,545	2,482,528

Intrepid Endurance Fund – Institutional Class
	Period Ended	Year Ended
	March 31, 2022	September 30, 2021
Shares sold	31,017	1,048,122
Shares redeemed	(268,265)	(476,162)
Net increase (decrease) in shares	(237,248)	571,960
Shares outstanding:
Beginning of period	1,941,126	1,369,166
End of period	1,703,878	1,941,126

Intrepid Income Fund
	Period Ended	Year Ended
	March 31, 2022	September 30, 2021
Shares sold	11,950,138	18,181,706
Shares issued to holders in
reinvestment of dividends	829,306	801,155
Shares redeemed	(9,743,016)	(2,529,954)
Net increase in shares	3,036,428	16,452,907
Shares outstanding:
Beginning of period	27,112,650	10,659,743
End of period	30,149,078	27,112,650

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

7.    FEDERAL INCOME TAX INFORMATION

The tax components of distributions paid during the fiscal years ended September 30, 2021 and 2020 are as follows:

	September 30, 2021			September 30, 2020
		Return	Long-Term		Return	Long-Term
	Ordinary	of	Capital	Ordinary	of	Capital
	Income	Capital	Gains	Income	Capital	Gains
Intrepid
Capital
Fund	$900,059	$242,677	$—	$4,615,825	$—	$—
Intrepid
Endurance
Fund	—	—	—	556,835	49,977	—
Intrepid
Income
Fund	8,804,931	—	—	4,092,710	—	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2021, the following table shows the reclassifications made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income (Losses)	Gains (Losses)	Capital
Intrepid Capital Fund	$40,756	$201,921	(242,677)
Intrepid Endurance Fund	602,404	(2,542,438)	1,940,034
Intrepid Income Fund	(13,693)	13,693	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of investment losses and currency adjustments.

As of September 30, 2021, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$42,331,861	$56,767,270
Unrealized appreciation	14,032,883	21,046,219
Unrealized depreciation	(513,226)	(2,146,762)
Net unrealized appreciation	13,519,657	18,899,457
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Distributable income	—	—
Other accumulated loss	(23,583,520)	(5,893,303)
Total accumulated gain (loss)	$(10,063,863)	$13,006,154

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

Intrepid
Income Fund
Cost of investments	$290,224,099
Unrealized appreciation	6,730,362
Unrealized depreciation	(1,499,671)
Net unrealized appreciation	5,230,691
Undistributed ordinary income	23,122
Undistributed long-term capital gain	—
Distributable income	23,122
Other accumulated loss	(1,023,151)
Total accumulated gain	$4,230,662

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

At September 30, 2021, the Intrepid Capital Fund has short-term tax basis capital losses of $14,867,984 and long-term tax basis capital losses of $8,715,645 which may be carried forward to offset future capital gains. To the extent that the Intrepid Capital Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2021 fiscal year, Intrepid Capital Fund utilized $1,541,109 of short-term capital loss carryover, and $2,612,928 of long-term capital loss carryover.

At September 30, 2021, the Intrepid Endurance Fund has short-term tax basis capital losses of $2,918,925, short-term limited tax basis capital losses of $386,617  and long-term tax basis capital losses of $1,924,859 which may be carried forward to offset future capital gains. To the extent that the Intrepid Endurance Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire. The Intrepid Endurance Fund had late year losses of $662,902, which the Fund will elect to defer to the first day of its next tax year.

During the 2021 fiscal year, Intrepid Endurance Fund utilized $4,002,480 of short-term capital loss carryover, $78,131 of short-term limited capital loss carryover, and $5,358,624 of long-term capital loss carryover.

At September 30, 2021, the Intrepid Income Fund had short-term tax basis capital losses of $0 and long-term tax basis capital losses of $1,023,151 which may be carried forward to offset future capital gains. To the extent that the Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards. These losses do not expire.

During the 2021 fiscal year, Intrepid Income Fund utilized $1,740,039 of short-term capital loss carryover, and $3,006,094 of long-term capital loss carryover.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2021, or for any other tax years which are open for exam. As of September 30, 2021, the Intrepid Capital Fund, the Intrepid Endurance Fund and the Intrepid Income Fund’s open tax years include the tax years ended September 30, 2018 through 2021. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2021.

8.    LINE OF CREDIT

The Intrepid Capital Management Funds Trust has a $20,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The average interest rate as of March 31, 2022 was 3.00%. During the period ended March 31, 2022, the Intrepid Income Fund’s maximum borrowing was $14,781,000 and average borrowing was $1,831,555.  The Intrepid Endurance Fund and the Intrepid Capital Fund did not use the line.

9.    REORGANIZATION

On January 22, 2021, the Intrepid Endurance Fund (the “Acquiring Fund”) acquired all the net assets of the Intrepid Disciplined Value Fund (the “Acquired Fund”) pursuant to an Agreement and Plan of Reorganization approved by the series’ board of trustees on November 17, 2020. The purpose of the transaction was to combine two funds managed by the Adviser with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 1,027,967 shares of the Acquiring Fund (valued at $18,311,674) for all 1,576,243 shares of the Acquired Fund at the close of business on January 22, 2021. For financial reporting purposes, assets received, and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting to the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Acquired Fund’s net assets at that date ($18,311,674), including $6,619,064 of unrealized appreciation, were combined with those of the Acquiring Fund. The aggregate net assets of the Acquiring Fund immediately before the acquisition were $68,948,878. The aggregate net assets of the Acquiring Fund immediately after the acquisition were $87,260,552. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
March 31, 2022 (Unaudited)

and earnings of the Acquired Fund that have been included on the Acquiring Fund’s Statement of Operations since January 22, 2021. 60% of the costs associated with the Plan of Reorganization were paid by the Adviser. 40% of the costs associated with the Plan of Reorganization were paid by the Acquired Fund and Acquiring Fund.

Assuming the acquisition had been completed on October 1, 2020, the beginning of the annual reporting year for the Acquiring Fund, the Acquired Fund’s pro forma results of operations for the period ended March 31, 2022, are as follows:

Net Investment Loss:	$(228,412)
Net Realized Loss on Investments:	$(6,581,939)
Net Unrealized Depreciation on Investments:	$(4,847,861)
Net Decrease in Net Assets Result from Operations:	$(11,658,212)

10.   LIQUIDITY RISK MANAGEMENT PROGRAM

Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to manage “liquidity risk” (the “LRMP”). “Liquidity Risk” is defined as the risk that the Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interest in the Fund. The LRMP is overseen by the Program Administrator, a committee comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Fund’s Board of Directors has approved the designation of the Program Administrator to oversee the LRMP.

On November 9, 2021, the Trustees reviewed and considered a written report prepared by the Program Administrator that addressed the operation of the LRMP and assessed the LRMP’s adequacy and effectiveness of implementation for the most recent annual period (the “Review Period”). During the period covered by the report, it was determined that: (1) the LRMP continues to be reasonably designed to effectively assess and manage the Funds’ Liquidity Risk; and (2) the LRMP has been adequately and effectively implemented with respect to the Fund during the reporting period. Following the Trustees’ review and discussion, they determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Trustees to effectively asses the LRMP and its implementation during the Review Period, and that they are comfortable with the report’s conclusion that the LRMP is reasonably designed to assess and manage the Funds’ liquidity risk and complies with the requirements of Rule 22e-4, and that the LRMP has operated as intended during the Review Period.

Intrepid Funds

ADDITIONAL INFORMATION
March 31, 2022 (Unaudited)

Investment Advisory Agreement Disclosure

On November 9, 2021, the Board of Trustees of Intrepid Capital Management Funds Trust (the “Trustees”) approved the continuation of the investment advisory agreements for the Intrepid Capital Fund, the Intrepid Endurance Fund and the Intrepid Income Fund (each a “Fund” and, collectively, the “Funds”) with the investment adviser to the Funds, Intrepid Capital Management, Inc. (the “Adviser”). As part of the process of approving the continuation of the advisory agreements, the Trustees reviewed the fiduciary duties of the Trustees with respect to approving the advisory agreements and the relevant factors for the Trustees to consider, and the members of the Board of Trustees who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Trustees”) met in executive session to discuss the renewal of the advisory agreements.

In advance of the meetings, the Adviser sent detailed information to the Trustees to assist them in their evaluation of the investment advisory agreements. This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Trustees’ consideration of the advisory agreements; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about the Funds’ compliance program; and other information the Trustees believed was useful in evaluating the approval of advisory agreements.

All of the factors discussed by the Trustees were considered as a whole, and were considered separately by the Independent Trustees, meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or decisive factor in the Trustees’ determination of whether to approve the continuation of the investment advisory agreements. The Trustees recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Trustees and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years. Prior to approving the continuation of the investment advisory agreements, the Trustees and the Independent Trustees in executive session considered, among other items:

•	The nature and quality of the investment advisory services provided by the Adviser.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2022 (Unaudited)

•	A comparison of the fees and expenses of the Funds to other similar funds.

•	A comparison of the fee structures of other accounts managed by the Adviser.

•	Whether economies of scale are recognized by the Funds.

•	The costs and profitability of the Funds to the Adviser.

•	The performance of the Funds.

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Trustees, including all of the Independent Trustees, are as follows:

Nature and Quality of Investment Advisory Services

The Trustees noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities, and they concluded that the Adviser expends substantial resources to provide this supervision. The Trustees then discussed with management the nature of the investment process employed by the portfolio managers of the Funds, which is highly research intensive, and requires that the Adviser expend substantial resources to determine the portfolio of the Funds.

Management noted that in employing its strategy, the Adviser conducts extensive research on target companies, including telephonic and onsite interviews with management, competitors, analysts and others. The Trustees then discussed staffing at the Adviser, and concluded that the Adviser has sufficient staffing to conduct the research needed to meet the investment objectives of the Funds.

The Trustees also considered the background and experience of the Adviser’s senior management and expertise of, and the level of attention given to the Funds by, investment personnel of the Adviser, and determined that the personnel servicing the Funds are well qualified. In addition, the Trustees deliberated on the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser, noting that they believe the service providers are respected in the industry and provide valuable services to the Funds.

Based on the Trustees’ review, the Trustees believe that the Adviser provides high quality services to the Funds, and they noted that their overall confidence in the Adviser is high. The Trustees also determined that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2022 (Unaudited)

Comparative Fees and Expenses

The Trustees then discussed with management the variables, in addition to the management fees, such as administrative and transaction fees that impact costs to the shareholders of the Funds, noting that as discussed, managing the Funds is resource intensive. Management reviewed with the Trustees the comparison of the Funds’ expense ratios to other similar funds. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer universes for purposes of their review.

While the Funds had higher than average fees and expenses, the Trustees believe this was due to the resource intensive nature of the Funds and the lower average net assets under management of the Funds when compared to the peer groups. The Trustees concluded that the expense ratios of the Funds are within a reasonable range of comparable mutual funds, and that the Funds’ fees are reasonable.

Comparison of Fee Structures of Other Accounts

The Trustees then inquired of management regarding the distinction between the services performed by the Adviser for separate accounts or private investment companies and those performed by the Adviser for the Funds. The Adviser noted that the management of the Funds involves more comprehensive and substantive duties than the management of separate accounts or private investment companies. Specifically, the Adviser noted the following:

•	The Adviser provides tailored investment advisory services to the Funds in order to accommodate the cash flow volatility presented by the purchases and redemptions of shareholders.

•
With regard to the Funds, the Adviser attempts to serve the needs of thousands of accounts, ranging from direct accounts holding a few thousand dollars to the large omnibus accounts of intermediaries who in turn service thousands of large and small accounts.

•	The Adviser maintains a robust shareholder communication effort for the Funds to reach shareholders through direct contact, through intermediaries, or via the financial press.

•	The Adviser coordinates with the Funds’ Chief Compliance Officer and other service providers to insure compliance with regulatory regimens imposed by Federal law and the Internal Revenue Code.

•	Separate accounts or private investment companies do not require the same level of services and oversight, nor do they present the same compliance risk.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2022 (Unaudited)

The Trustees concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for separate accounts or private investment companies, and that the services performed by the Adviser for the Funds require a higher level of compliance resources from the Adviser. Based on this determination, the Trustees believe that the differential in advisory fees between the Funds and the separate accounts and private investment companies is reasonable, and concluded that the fee rates charged to the Funds in comparison to those charged to the Adviser’s other clients are reasonable.

In addition to the above, the Trustees discussed with management the fact that increasingly investors in the Funds invest through brokerage platforms (intermediaries), with fewer investors going directly to the Funds’ transfer agent. The Trustees noted that in connection with the intermediaries, the Adviser absorbs all costs in excess of the fees paid by the Funds. As result, the cost of obtaining, retaining and servicing shareholders for the Funds is significantly higher than the costs for separately managed accounts.

Performance

The Trustees noted that at each quarterly meeting, the Trustees review reports comparing the investment performance of the Funds to various indices. Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Trustees believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.

The Trustees reviewed the Adviser’s quality of investment management, management history and ability to successfully market the Funds. The Trustees noted that  while the Funds have underperformed, the investment strategies of the Funds are designed to provide lower risk, which means it is expected that the Funds will underperform on a comparative basis during periods of market outperformance, but that investors should be protected in case of a downturn in the market.

The Trustees concluded that the performance of the Funds, adjusting for risk, has been satisfactory on a relative basis and on an absolute basis. They continue to believe that the Adviser’s discipline should lead to more favorable results in the long-term, and concluded that renewal of the existing advisory agreement was in the best interest of the Funds’ shareholders.

Costs and Profitability

The Trustees considered the cost of services provided and the profits realized by the Adviser, by reviewing reports provided by the Funds’ administrator that compared the Funds’ investment advisory fees to those of other comparable mutual funds. Mr. Travis acknowledged that the Funds’ contractual investment advisory fee was higher than the industry average and attributed it to other peer funds realizing

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2022 (Unaudited)

economies of scale to decrease advisory costs. The Trustees also considered the Funds’ overall expense ratios compared to peer group funds and the Adviser’s willingness to waive a portion of its advisory fees to keep the overall expenses of the Funds lower.

The Trustees discussed the Adviser’s profitability, as presented, and the impact of the intermediary service fees on the profitability. The Trustees also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable, and that the overall expense ratios and investment advisory fees were fair and within a reasonable range of industry averages.

Economies of Scale

The Trustees then discussed with management whether economies of scale are recognized by the Funds. They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale. On the other hand, the Trustees noted that many of the Funds’ expenses are subject to diseconomies of scale. For example, the intermediary service fees generally increase as the Funds’ assets grow. Given the size of the Funds and the reimbursements being made by the Adviser, the Trustees determined that the proposed fee schedules were acceptable.

Fall-Out Benefits

The Trustees then considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee). The Trustees noted that the Adviser derives ancillary benefits from its association with the Funds in the form of proprietary and third party research products and services received from broker dealers that execute portfolio trades for the Funds. The Trustees determined such products and services have been used for legitimate purposes relating to the Funds by providing assistance in the investment decision-making process. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Conclusion

After reviewing the materials and management’s presentation, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Trustees, the Trustees, including all of the Independent Trustees, approved the continuation of the investment advisory agreements.

The Trustees noted that all of the factors above were considered by them as a whole, and separately by the Independent Trustee meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the

Intrepid Funds

ADDITIONAL INFORMATION (continued)
March 31, 2022 (Unaudited)

principal or decisive factor in their determination of whether to approve the continuation of the investment advisory.

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund and Intrepid Endurance Fund and Intrepid Income Fund designated $—, $— and $—, respectively, of total distributions paid during the fiscal year ended September 30, 2021 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 54.40%, 0.00% and 1.35%, respectively, of their ordinary income distributions for the year ended September 30, 2021 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2021, 49.60%, 0.00% and 1.35% of Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 80.85%, 0.00% and 100.00%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund and Intrepid Income Fund designated 0.00%, 0.00% and 0.00%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  Once filed, the Funds’ Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling 1.866.996.3863.

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
John J. Broaddus

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

INTRPSEMI-0322

(b)	Not Applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Intrepid Capital Management Funds Trust

By (Signature and Title)*       /s/Mark F. Travis
Mark F. Travis, President

Date    May 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Mark F. Travis
Mark F. Travis, President

Date    May 31, 2022

By (Signature and Title)*       /s/Donald C. White
Donald C. White, Treasurer

Date    May 31, 2022

* Print the name and title of each signing officer under his or her signature